Exhibit 10.6

Form of Lock-up Agreement for

Directors and Officers pursuant to Section 5(i)

ARRESTAGE INTERNATIONAL INC.

20343 Hayden Road, Suite 101

Scottsdale, Arizona 85255

THIS LOCK UP AGREEMENT (the “Agreement”) is entered into as of this 1st day of November, 2017 (the “Effective Date”) by and between _______________________ (the “Stockholder”) and Arrestage International Inc., a Nevada corporation (the “Company”).

WHEREAS, as consideration under the Share Purchase Agreement, the Stockholder was issued an aggregate of _______ shares of Common Stock at the closing of the Share Purchase Agreement (the “Closing Shares”) together with an additional _________ shares of Common Stock (the “Escrow Shares”) which are subject to forfeiture under the terms of the Share Purchase Agreement if the Post-Closing Conditions (as that term is defined in the Share Exchange Agreement) are not achieved. The Closing Shares and the Escrow Shares are sometimes hereinafter collectively referred to as the “Shares.”

WHEREAS, as a condition of the Share Purchase Agreement, the agreed to restrict the sale, assignment, transfer, encumbrance or other disposition of the Shares by the Stockholder as hereinafter provided.

NOW THEREFORE, in consideration of the premises and of the terms and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.	Lock up of Shares:

The undersigned, an officer and/or director of Arrestage International, a Nevada corporation (the “Company”), and the owner of ____ shares of common stock (the “Shares”) of the Company, understands that the Company and its representatives thereby (the “Representative”), proposes to enter into an S-1 registration agreement and other possible agreements thereby with respect to the proposed consummation of a public offering of shares common stock, $.001 par value, of the Company (the “Common Stock”). In recognition of the benefit that such an offering will confer upon the undersigned as the owner of the Shares and an officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees with the Representative that, during a period of 365 days from the effective date of the S-1 offering by the Company conforming to the requirements set forth in the registration statement on Form S-1 filed on December 15, 2017, as amended (the “Registration Statement”), by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Act”), the undersigned will not, directly or indirectly,

(i)	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of Common Stock, or any securities convertible into or exchangeable or exercisable for shares of Common Stock, whether now owned or hereafter acquired (including, without limitation, any issued but not outstanding shares of Common Stock held in treasury by the Company) by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file, or cause to be filed, any registration statement under the Act with respect to any of the foregoing(collectively, the “Lock-Up Securities”) or,

(ii)	enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Lock-Up Securities, whether any such swap or transaction is to be settled by delivery of shares of Common Stock, options to purchase Common Stock or other securities, in cash or otherwise.

II.	Permitted transfers

The foregoing sentence shall not apply to the undersigned and other persons executing agreements substantially similar to this agreement transferring Lock-Up Securities to the Company. If the undersigned is an affiliate of the Representative, then the undersigned cannot be released from its obligations under this agreement by the Representative prior to its expiration without the express, written consent of the Company.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

ARRESTAGE, INC.

Date: November 1, 2017	By:
Gary Croft
Chief Executive Officer

Date: November 1, 2017	STOCKHOLDER: